UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2008
__________

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	000-27841	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                 Amendment to Bylaws

On September 18, 2008, the Company’s board of directors amended its bylaws effective as at the next annual shareholder meeting or special meeting for the purpose of electing directors, to reduce the number of directors serving on the Board of Directors from 7 to 5.

The Company’s board of directors also amended the by-laws to create a nominating committee comprising two independent directors for the purpose of identifying and evaluating potential director candidates, and proposing to the full board a slate of director nominees to be included in the Company’s proxy.

The amended and restated bylaw provisions read as follows:

SECTION 3.2.                                Number, Tenure, Nominations and Qualifications.

(a)           The number of directors of the corporation shall be five.  Each director shall hold office until the next annual meeting of shareholders or, thereafter, until his successor shall have been elected and qualified.  Directors need not be residents of Illinois or shareholders of the corporation.  The number of directors may be increased or decreased from time to time by the amendment of this section, but no decrease shall have the effect of shortening the term of any incumbent director.  A director may resign at any time by giving written notice to the board of directors, its chairman, or to the president or secretary of the corporation.  A resignation is effective when the notice is given unless the notice specifies a future date.  The pending vacancy may be filled before the effective date, but the successor shall not take office until the effective date.

(b)   The Nominating Committee shall consist of 2 persons from the Board of Directors. The Committee is responsible for identifying candidates for director nominees through recommendations solicited from other directors, the Company’s Chairman, Chief Executive Officer or other executive officers, through the use of search firms or other advisers, through recommendations submitted by shareholders pursuant to the procedures set forth below in Section 3.2(e) below, or through such other methods as the Nominating Committee deems to be helpful. The members of the Committee shall serve until the adjournment of the next annual meeting of the shareholders, or until their successors are selected. The Committee shall receive recommendations for directors to be elected at the next annual meeting of shareholders, or at any special meeting of shareholders called for that specific purpose.

(c)    Once candidates have been identified, the Nominating Committee shall confirm whether the candidates meet all of the independence requirements and minimum qualifications for director nominees, set forth in Section 3.2(f) below, as well as any other criteria set forth in Section 3.2(f) below that the Nominating Committee considers relevant.  The Nominating Committee may gather information about candidates through interviews, background checks or any other means that the Nominating Committee deems to be helpful in, and appropriate to, the evaluation process.  The Nominating Committee shall then meet to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board.  There shall be no difference in the manner by which the Nominating Committee evaluate director nominees, whether nominated by the board or by a shareholder.

(d)           Based on the results of the evaluation process, the Nominating Committee shall recommend to the board the candidates it has identified and which it has, through its evaluation process, determined to be qualified for serving on the board.

(e)           The nominating Committee will consider candidates for director nominees who are submitted by shareholders of the corporation.  Shareholders, in submitting recommendations to the Nominating Committee for director candidates, shall follow the following procedures:

(i) The Nominating Committee must receive any such recommendation for nomination by a date not later than the close of business on the 120th calendar day prior to the calendar date the Company’s proxy statement was filed with the Securities and Exchange Commission in connection with the previous year’s annual meeting of shareholders or special meeting in lieu of annual meeting of shareholders;  provided, however, that with respect to the corporation’s 2008 annual meeting of shareholders, the Nomination Committee must receive any such recommendation for nomination by April 30, 2008.

(ii)           Such recommendation for nomination shall be in writing and shall include the following information:  (A) name of shareholder, whether an entity or individual, making the recommendation; (B)  a written statement disclosing such shareholder’s beneficial ownership of the corporation’s securities; (C)  name of the individual recommended for consideration as a director nominee;  (D)  a written statement from the shareholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;  (E)  a written statement from the shareholder making the recommendation stating how the recommended candidate meets the independence requirements established by the American Stock Exchange or any other requirements adopted by the Corporation;  (F) a written statement disclosing the recommended candidate’s beneficial ownership of the corporation’s securities;  (G) a written statement disclosing relationships between the recommended candidate and the corporation which may constitute a conflict of interest; and (H) a written statement by the recommended candidate that the candidate is willing and able to serve on the board.

(iii)           Nominations may be communicated to the Nomination Committee via U.S. Mail or courier service to the corporation’s primary place of business, attention “Nominating Committee”.

(iv)           Once the Nomination Committee properly receives any recommendation for a director nominee, the recommended director nominee shall be evaluated by the Nomination Committee and, if appropriate, may be recommended to the board.

(f)           The corporation seeks directors who possess high standards of personal and professional integrity, and have demonstrated business judgment as well as other qualifications and skills described in this Section 3.2(f).  The corporation believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.  The Nomination Committee will consider these and other qualifications, skills and attributes when recommending candidates for the board’s selection as nominees for the board.  In addition, the board will consider such qualifications, skills and attributes when considering whether to include any particular candidate in the board’s slate of recommended director nominees.  Specific weights to particular criteria are not assigned and no particular criterion is a prerequisite for each prospective nominee.  Nominees shall not be discriminated against on the basis of race, religion, national origin, gender, disability or any other basis proscribed by law and the board shall consider the diversity of the board.

(i)   The composition of the board shall meet the independence requirements promulgated by the American Stock Exchange, or such other requirements as may be adopted by the Corporation. .

(ii)           The corporation requires its directors to possess certain minimum qualifications, including the following:

(A) Adequate Experience.  Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the corporation and should be willing and able to contribute positively to the decision-making process of the corporation.

(B) No Conflicts of Interest.  Nominees must be free from any relationship that, in the opinion of the board, would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the board, including any conflicts of interest stemming from his or her institutional or other affiliations, and candidates should be able to act in the interests of all shareholders.

(C) No Prior Bad Acts.  Nominees shall not have been convicted of any criminal offense or been subject to any adverse civil judgment in any jurisdiction involving financial crimes, acts involving monies or breach of trust, moral turpitude, misfeasance or malfeasance, or been convicted in any jurisdiction of a crime that is a felony, or been deemed by the board to have violated company policy.

(iii)           The corporation also considers the following qualities and skills in its selection of directors:  (A)  knowledge of the corporation’s business and industry; (B)  prior education;  (C)  demonstrated ability to exercise sound business judgment;  (D)  reputation for integrity and high moral and ethical character;  (E)  potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the board as a whole; and (F)  diligence and dedication to the success of the corporation.

(g)      For candidates who are incumbent directors, the re-nomination of such directors should not be viewed as automatic but should be based on continuing qualification set forth above.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description

3(ii)	Amendment to Bylaws

99	Press Release dated September 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

September 23, 2008	By:	/s/ Steve Cohen
Steve Cohen
President

INDEX TO EXHIBITS

No.	Description

3(ii)	Amendment to Bylaws

99	Press Release dated September 23, 2008